Exhibit 99

BY-LAWS

OF

COMMUNITY FIRST BANK

ARTICLE I

MEETING OF SHAREHOLDERS

SECTION 1.01. ANNUAL MEETING. The annual meeting of the Shareholders of the Bank for the election of Directors and for the transaction of such business as may properly come before the meeting shall be held at its main banking house, or other place duly authorized by the Board of Directors, in the month of March, April or May of each year. Notice of such annual meeting shall be given by or under the direction of the Secretary of such other officer as may be designated by the President first-class mail, postage prepaid, to all shareholders of record of the Bank at their respective addresses as shown upon the books of the Bank mailed not less than ten days not more than sixty prior to the date for such meeting.

SECTION 1.02. SPECIAL MEETINGS. A special meeting of the shareholders of this Bank may be called at any time by the Board of Directors or by any three or more shareholders owning, in the aggregate, not less than ten percent of the stock of this Bank. The notice of any special meeting of the shareholders called by the Board of Directors, stating the time, place and purpose of the meeting, shall be given by or under the direction of the Secretary, or such other officer as is designated by the President, by first-class mail, postage prepaid, to all shareholders of record of the Bank at their respective addresses as shown upon the books of the Bank, mailed not less than ten days prior to the date fixed for such meeting.

Any special meeting of shareholders shall be conducted and its proceedings recorded in the manner prescribed in these By-Laws for annual meetings of shareholders.

SECTION 1.03. SECRETARY OF SHAREHOLDERS’ MEETING. The Board of Directors may designate a person to be the Secretary of the meetings of shareholders. In the absence of a presiding officer, as designated in these By-Laws, the Board of Directors may designate a person to act as the presiding officer. In the event the Board of Directors fails to designate a person to preside at a meeting of shareholders and a Secretary of such meeting, the shareholders present or represented shall elect a person to preside and a person to serve as Secretary of the meeting.

The Secretary of the meetings of shareholders shall cause the returns made by the judges and election and other proceedings to be recorded in the minute book of the Bank. The presiding officer shall notify the directors-elect of their election and to meet forthwith for the organization of the new board.

The minutes of the meeting shall be signed by the presiding officer and the Secretary designated for the meeting.

SECTION 1.04. INSPECTORS. The Board of Directors may appoint as many as three inspectors for any meeting of the Shareholders, who shall hold and conduct any election of directors, and who shall, after the election has been held, notify, in writing over their signatures, the secretary of the shareholders’ meeting of the result thereof and the names of the Directors elected; provided, however, that upon failure for any reason of any inspector or inspectors of election, so appointed by the directors, to serve, the presiding officer of the meeting shall appoint other shareholders or their proxies to fill the vacancies. The inspector(s) at the request of the chairman of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall notify, in writing over their signatures, the secretary of the Board of Directors of the result thereof.

SECTION 1.05. PROXIES. In all elections of Directors, each shareholder of record, who is qualified to vote shall have the right to vote the number of shares of record in their name for as many persons as there are Directors to be elected. In deciding all questions at meetings of shareholders, each shareholder shall be entitled to one vote on each share of stock or record in his name. Shareholders may vote by proxy which shall be in writing and signed by the shareholder entitled to vote or signed by his duly authorized attorney in fact. All proxies used at the annual meeting shall be secured for that meeting only, or any adjournment thereof, and shall be dated, and if not dated by the shareholder, shall be dated as of the date of receipt thereof.

SECTION 1.06. QUORUM. Holders of record of a majority of the shares of the capital stock of the Bank, eligible to be voted, present either in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of shareholders, but shareholders present at any meeting and constituting less than a quorum may, without further notice, adjourn the meeting from time to time until a quorum is obtained. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, useless otherwise provided by law or by the Articles of Incorporation.

ARTICLE II

DIRECTORS

SECTION 2.01. QUALIFICATIONS. The Board of Directors shall consist of not less than five members and not more than 25 members.

Each director shall have the qualifications prescribed by law and no person shall be eligible to serve as a Director useless when his or her term commences, he or she is not less than twenty-one years of age nor more than 70 years of age. No Director shall be eligible for reelection after he or she has attained the age of 70 or when at least two years have passed since his or her separation from the business or professional organization with which he or she was primarily associated at the time he or she first became a Director. Provided, however that the qualifications regarding maximum age and business or professional affiliation shall not apply to Directors serving at the time these By-Laws are adopted. No Director who is also an officer or employee of the Bank or any affiliate shall be eligible for reelection after he or she has resigned or retired. No person elected a director may exercise any of the powers of his or her office until he or she has taken the oath of such office.

SECTION 2.02. VACANCIES. Directors of the Bank shall hold office for one year and until their successors are elected and qualified. Any vacancy in the Board shall be filled by appointment by the remaining directors, and any director so appointed shall hold their place until the next election.

SECTION 2.03. ORGANIZATIONAL MEETING. The Directors elected by the Shareholders shall meet for organization of the new board at the time fixed by the presiding officer of the annual meeting in order to take the oath of the Directors, elect officers, appoint committees for the ensuing year and to transact such other business as may properly come before the meeting. If at the time fixed for such meeting there is no quorum present, the Directors in attendance may adjourn from time to time until a quorum is obtained. A majority of the number of Directors elected by the shareholders shall constitute a quorum for the transaction of business.

SECTION 2.04. REGULAR MEETINGS. The regular meetings of the Board of Directors shall be held on the 3rd Monday of the month at the Main Office. When any regular meeting of the Board falls on a holiday, the meeting shall be held on such other day as the Board may previously designate or should the Board fail to so designate, on such day as the Chairman of the Board or President may fix. Whenever a quorum is not present, the Directors in attendance shall adjourn the meeting to a time not later than the date fixed by the By-Laws for the next succeeding regular meeting of the Board.

SECTION 2.05. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held at the call of the Chairman of the Board or President, or at the request of two or more Directors. Any special meeting may be held at such place in Virginia and at such time as may be fixed in the call. Written or oral notice shall be given to each Director at least forty-eight hours before the meeting is to be held, which notice may be waived in writing. The presence of a Director at any meeting of the Board shall be deemed a waiver of notice thereof by such Director. Whenever a quorum is not present the Directors in attendance shall adjourn the special meeting from day to day until a quorum is obtained.

SECTION 2.06. QUORUM, ACTION BY DIRECTORS. A majority of the Directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a lesser number may adjourn any meeting, from time-to-time and the meeting may be held, as adjourned, without further notice. Except as otherwise provided by law, all action to be taken by the Board of Directors, shall be taken at a meeting of the Board of Directors. Any one or more members of the Board of Directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar communication equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means, shall constitute presence in person at such meeting.

SECTION 2.07. COMPENSATION. Each member of the Board of Directors shall receive such fees for, and transportation expenses incident to, attendance at Board and Board Committee Meetings and such fees for service as a Director irrespective of meeting attendance as from time to time are fixed by resolution of the Board; provided, however, that payment hereunder shall not be made to a Director for meetings attended and/or board service which are not for the Bank’s sole benefit and which are concurrent and duplicative with meetings attended or board service for an affiliate of the Bank for which the Director receives payment.

ARTICLE III

COMMITTEES

SECTION 3.01. EXECUTIVE COMMITTEE. There shall be a standing committee of the Board of Directors known as the Executive Committee which shall possess and exercise, when the Board is not in session, all the powers of the Board that may lawfully be delegated. The Executive Committee shall consist of not fewer than three Board members, including the Chairman of the Board and President of the Bank, one of whom, as hereinafter required by these

By-Laws, shall be the Chief Executive Officer. The other members of the Committee shall be appointed by the Chairman of the Board or by the President, with the approval of the Board and shall continue as members of the Executive Committee until their successors are appointed, provided, however, that any member of the Executive Committee may be removed by the Board upon a majority vote thereof at any regular or special meeting of the Board. The Chairman or President shall fill any vacancy in the Committee by the appointment of another Director, subject to the approval of the Board of Directors. The regular meetings of the Executive Committee shall be held as called by the President or Chairman of the Board. Special meetings of the Executive Committee shall be held at the call of the Chairman or President or any two members thereof at such time or times as may be designated. In the event of the absence of any members or members of the Committee, the presiding member may appoint a member or members of the Board to fill the place or places of such absent member or members to serve during such absence. Not fewer than three members of the Committee must be present at any meeting of the Executive Committee to constitute a quorum, provided, however that with regard to any matters on which the Executive Committee shall vote, a majority of the Committee members present at the meeting at which a vote is to be taken shall not be officers of the Bank, and provided further, that if, at any meeting at which the Chairman of the Board and President are both present, Committee members who are not Bank officers are not in the majority, then the Chairman of the Board or President, which ever of such officers is not also the Chief Executive Officer, shall not be eligible to vote at such meeting and shall not be recognized for purposes of determining if a quorum is present at such meeting. When neither the Chairman of the Board nor President are present, the Committee shall appoint a presiding officer. The Executive Committee shall keep a record of its proceedings and report its proceedings and the action taken by it to the Board of Directors.

SECTION 3.02 LOAN COMMITTEE. There shall be a standing committee of the Board of Directors known as the Loan Committee the duties of which shall be to establish policies and procedures regarding credit policy and credit exposure that result from the Bank’s lending and credit activities and other duties as may be assigned. The Loan Committee shall consist of not fewer than two Board members, one of whom shall be the Chief Executive Officer. The Chairman of the Board or President of the Bank, whichever is not the Chief Executive officer, shall be an ex officio member of the Loan Committee. The Loan Committee, whose chairman shall be appointed by the Board, shall keep a record of its proceedings and report its proceedings and the action taken by it to the Board of Directors.

SECTION 3.03. COMMUNITY REINVESTMENT ACT AND COMPLIANCE POLICY COMMITTEE. There shall be a standing committee of the Board of Directors known as the Community Reinvestment Act and Compliance Policy Committee the duties of which shall be, at least once in each calendar year, to review, develop and recommend policies and programs related to the Bank’s Community Reinvestment Act compliance and regulatory compliance with all existing statutes, rules and regulations affecting the Bank under state and federal law. Such Committee shall provide and promptly make full report of such review of current Bank policies with regard to Community Reinvestment Act and regulatory compliance in writing to the Board, with recommendations, if any, which may be necessary to correct any unsatisfactory conditions. Such Committee may, in its discretion, in fulfilling its duties, engage outside Community

Reinvestment Act experts, as approved by the Board, to review, develop and recommend policies and programs as herein required. The Community Reinvestment Act and Compliance Policy Committee shall consist of not fewer than two board members, one of whom shall be the Chief Executive Officer. The Chairman of the Board or President of the Bank, whichever is not the Chief Executive Officer, shall be an ex officio member of the Community Reinvestment Act and Compliance Policy Committee. The Community Reinvestment Act and Compliance Policy Committee, whose chairman shall be appointed by the Board, shall keep a record of its proceedings and report its proceedings and the action taken by it to the Board of Directors.

SECTION 3.04. OTHER COMMITTEES. The Board of Directors may appoint such special committees from time to time as are in its judgment necessary in the interest of the Bank.

ARTICLE IV

OFFICERS, MANAGEMENT STAFF AND EMPLOYEES

SECTION 4.01. OFFICERS, MANAGEMENT STAFF AND EMPLOYEES.

(a)	The officers of the Bank shall include a President, Secretary and Security Officer and may include a Chairman of the Board, one or more Vice Presidents (which may include one or more Executive Vice Presidents and/or Senior Vice Presidents) and one or more Assistant Secretaries, all of whom shall be elected by the Board. All other officers shall be appointed either verbally or in writing by the Chief Executive Officer and their salaries fixed by the Chief Executive Officer or his/her designee. The Board from time-to-time shall designate the President or Chairman of the Board to serve as the Bank’s Chief Executive Officer.

(b)	The Chairman of the Board, if any, and the President shall be elected by the Board from their own number. The President and Chairman of the Board shall be re-elected by the Board annually at the organizational meeting of the Board of Directors following the Annual Meeting of Shareholders. Such officers as the Board shall elect from their own number shall hold office from the date of their election as officers until the organization meeting of the Board of Directors following the next Annual meeting of Shareholders, provided, however, that such officers may be relieved of their duties at any time by action of the Board in which event all the powers incident to their office shall immediately terminate.

(c)	Except as provided in the case of the elected officers who are members of the Board, all officers, whether elected or appointed, shall hold office at the pleasure of the Board. Except as otherwise limited by law or these By-laws, the Board assigns to the Chief Executive Officer and/or his designees the authority to appoint and dismiss any elected or appointed officer or other member of the Bank’s management staff and other employees of the Bank, as the person in charge of and responsible for any branch office, department, section, operation, function, assignment or duty in the Bank.

(d)	The management staff of the Bank shall include officers elected by the Board, officers appointed by the Chief Executive Officer, and such other persons in the employment of the Bank who, pursuant to written appointment and authorization by a duly authorized officer of the Bank, perform management functions and have management responsibilities. Any two or more offices may be held by the same person except that no person shall hold the office of Chairman of the Board and/or President and at the same time also hold the office of Secretary.

(e)	The Chief Executive Officer of the Bank and any other officer of the Bank, to the extent that such officer is authorized in writing by the Chief Executive Officer, may appoint persons other than officers who are in the employment of the Bank to serve in management positions and in connection therewith, the appointing officer may assign such title, responsibilities and functions as are deemed appropriate by him, provided, however, that nothing contained herein shall be construed as placing any limitation on the authority of the Chief Executive Officer as provided in this and other sections of these By-Laws.

SECTION 4.02. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Bank shall have general and active management of the business of the Bank and shall see that all orders and resolutions of the Board of Directors are carried into effect. Except as otherwise proscribed or limited by these By-Laws and appropriate policies, the Chief Executive Officer shall have full right, authority and power to control all personnel, including elected and appointed officers, of the Bank, to employ or direct the employment of such personnel and officers as he may deem necessary, including the fixing of salaries and the dismissal of them at pleasure, and to define and prescribe the duties and responsibility of all Officers of the Bank, subject to such further limitations and directions as he may from time-to-time deem proper. The Chief Executive Officer shall perform all duties incident to his office and such other and further duties, as may, from time-to-time, be required of him by the Board of Directors or the shareholders. The specification of authority in these By-Laws wherever and to whomever granted shall not be construed to limit in any manner the general powers of delegation granted to the Chief Executive Officer in conducting the business of the Bank. The Chief Executive Officer or, in his absence, the Chairman of the Board or President of the Bank, as designated by Chief Executive Officer, shall preside at all meetings of shareholders and meetings of the Board. In the absence of the Chief Executive Officer, such officer as is designated by the Chief Executive officer shall be vested with all the powers and perform all the duties of the Chief Executive Officer as defined by these By-Laws. When designating an officer to serve in his absence, the Chief Executive Officer shall select an officer who is a member of the Board of Directors whenever such officer is available.

SECTION 4.03. POWERS OF OFFICERS AND MANAGEMENT STAFF. The Chief Executive Officer, the President, and those officers so designated and authorized by the Chief Executive Officer are authorized for and on behalf of the Bank, and to the extent permitted by law and by policy to make loans and discounts; to purchase or acquire drafts, notes, stocks, bonds, and other securities for investment of funds held by the Bank; to execute and purchase acceptances; to appoint, empower and direct all necessary agents and attorneys; to sign and give any notice required to be given; to demand payment and/or to declare due for any default any debt or obligation due or payable to the Bank upon demand or authorized to be declared due; to foreclose any mortgages, to exercise any option, privilege or election to forfeit, terminate, extend or renew any lease; to authorize and direct any proceedings for the collection of any money or for the enforcement of any right or obligation; to adjust, settle and compromise all claims of every kind and description in favor of or against the Bank, and to give receipts, releases and discharges therefor; to borrow money and in connection therewith to make, execute and deliver notes, bonds or other evidences of indebtedness; to pledge or hypothecate any securities or any stocks, bonds, notes or any property real or personal held or owned by the Bank, or to rediscount any notes or other obligations held or owned by the Bank, to employ or direct the employment of all personnel, including elected and appointed officers, and the dismissal of them at pleasure, and in furtherance of and in addition to the powers hereinabove set forth to do all such acts and to take all such proceedings as in his or her judgment are necessary and incidental to the operation of the Bank.

Other persons in the employment of the Bank, including but not limited to officers and other members of the management staff, may be authorized by the Chief Executive Officer, or by an officer so designated and authorized by the Chief Executive Officer, to perform the powers set forth above, subject, however, to such limitations and conditions as are set forth in the authorization given to such persons.

SECTION 4.04. SECRETARY. The Secretary or such other officers as may be designated by the Chief Executive Officer shall have supervision and control of the cords of the Bank and, subject to the direction of the Chief Executive Officer, shall undertake other duties and functions usually performed by a corporate secretary. Other officers may be designated by the Chief Executive Officer or the Board of Directors as Assistant Secretary to perform the duties of the Secretary.

SECTION 4.05. EXECUTION OF DOCUMENTS. Except as otherwise proscribed or limited by these By-Laws, the Chief Executive Officer, President, any officer being a member of the Bank’s management staff who is also a person in charge of and responsible for any department within the Bank and any other officer to the extent such officer is so designated and authorized by the Chief Executive Officer, the President, or any other officer who is a member of the Bank’s management staff who is in charge of and responsible for any department within the Bank, are hereby authorized on behalf of the Bank to sell, assign, lease mortgage, transfer, deliver and convey any real or personal property now or hereafter owned by or standing in the name of the Bank or its nominee, or held by this Bank as collateral security, and to execute and deliver such deeds, contracts, leases, assignments, bills of sale, transfers, or other papers or documents as may be appropriate in the circumstances; to execute any loan agreement, security agreement, commitment letters and financing statements and other documents on behalf of the Bank as a lender; to execute purchase orders, documents and agreements entered into by the Bank in the ordinary course of business, relating to purchase, sale, exchange or lease of services, tangible personal property, materials and equipment for the use of the Bank; to execute powers of attorney to perform specific or general functions in the name of or on behalf of the Bank; to execute promissory notes or other instruments evidencing debt of the Bank; to execute instruments pledging or releasing securities for public funds, documents submitting public fund bids on behalf of the Bank and public fund contracts; to purchase and acquire any real or personal property including loan portfolios and to execute and deliver such agreements, contracts or other papers or documents as may be appropriate in the circumstances; to execute any indemnity and fidelity bonds, proxies or other papers or documents of like or different character necessary, desirable or incidental to the conduct of its banking business; to execute and deliver settlement agreements or other papers or documents as may be appropriate in connection with a dismissal authorized by these By-laws; to execute agreements, instruments, documents, contracts or other papers of like or difference character necessary, desirable or incidental to the conduct of its banking business; and to execute and deliver partial releases from and discharges or assignments of mortgages, financing statements and assignments or surrender of insurance policies, now or hereafter held by this Bank, provided, however, that the signature of any such officer shall be attested in each case by the Secretary, an Assistant Secretary, or other officer so authorized by the Chief Executive Officer.

The Chief Executive Officer, President, any officer being a member of the Bank’s management staff who is also a person in charge of and responsible for any department within the Bank, and any other officer of the Bank so designated and authorized by the Chief Executive Officer, President or any officer who is a member of the Bank’s management staff who is in charge of and responsible for any department within the Bank are authorized for and on behalf of the Bank to sign and issue checks, drafts, and certificates of deposit; to sign and endorse bills of exchange, to sign and countersign foreign and domestic letters of credit, to receive and receipt for payments of principal, interest, dividends, rents, fees and payments of every kind and description paid to the Bank, to sign receipts for property acquired by or entrusted to the Bank, to guarantee the genuineness of signatures on assignments of stocks, bonds or other securities, to sign certifications of checks, to endorse and deliver checks, drafts, warrants, bills, notes, certificates of deposit and acceptances in all business transactions of the Bank.

Other persons in the employment of the Bank and of its subsidiaries, including but not limited to officers and other members of the management staff, may be authorized by the Chief Executive Officer, President or by an officer so designated by the Chief Executive Officer or President to perform the acts and to execute the documents set forth above, subject, however, to such limitations and conditions as are contained in the authorization given to such person.

SECTION 4.06. PERFORMANCE BOND. All officers and employees of the Bank shall be bonded for the honest and faithful performance of their duties for such amount as may be prescribed by the Board of Directors.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.01. SEAL. The impression made below is an impression of the seal adopted by the Board of Directors of Community First Bank. The Seal may be affixed by any officer of the Bank to any document executed by an authorized officer on behalf of the Bank, and any officer may certify any act, proceedings, record, instrument or authority of the Bank.

SECTION 5.02. BANKING HOURS. Subject to ratification by the Executive Committee, the Bank and each of its Branches shall be open for business on such days and during such hours as the Chief Executive Officer of the Bank shall, from time to time, prescribe.

SECTION 5.03. MINUTE BOOK. The organization papers of this Bank, the Articles of Association, the By-Laws and any amendments thereto, the proceedings of all regular and special meetings of the shareholders and of the Board of Directors, and reports of the committees of the Board of Directors shall be recorded in the minute book of the Bank. The minutes of each such meeting shall be signed by the presiding officer and attested by the secretary of the meetings.

SECTION 5.04. AMENDMENT OF BY-LAWS. These By-Laws may be amended by vote of a majority of the Directors.

ARTICLE VI

EMERGENCY BY-LAW

SECTION 6. 01. EMERGENCY PROCEDURES. The Emergency By-Laws provided in this Article VII shall be operative during any emergency resulting from an attack on the United States or any nuclear or atomic disaster, notwithstanding any different provision in the preceding articles of the By-Laws or in the Articles of Incorporation of the Bank or in the Virginia Stock Corporation Act (other than those provisions relating to emergency By-Laws). To the extent not inconsistent with these Emergency By-Laws, the By-Laws provided in the preceding articles shall remain in effect during such emergency and upon the termination of such emergency the Emergency By-Laws shall cease to be operative useless and until another such emergency shall occur.

During any such emergency:

(a)	Any meeting of the Board of Directors may be called by any officer of the Bank or by any Director. The notice thereof shall specify the time and place of the meeting. To the extent feasible, notice shall be given only to such of the Directors as it may be feasible to reach at the time, by such means as may be feasible at the time, including publication or radio, and at a time less than twenty-four hours before the meeting if deemed necessary by the person giving notice. Notice shall be similarly given, to the extent feasible, to the other persons referred to in (b) below.

(b)	At any meeting of the Board of Directors, a quorum shall consist of a majority of the number of Directors fixed at the time in accordance with Article II of the By-Laws. If the Directors present at any particular meeting shall be fewer than the number required for such quorum other persons present may be included in the number necessary to make up such quorum and shall be deemed Directors for such particular meeting as determined by the following provisions and in the following order of priority:

(i)	Officers required to be elected by the Board of Directors according to Article IV of these By-Laws who are not already serving as Directors, in the order of their seniority of first election to such offices, or if two or more shall have been first elected to such offices on the same day, in the order of their seniority in age;

(ii)	All other officers of the Bank in the order of their seniority of first election to such offices, or if two or more shall have been first elected to such officers on the same day, in the order of their seniority in age; and

(iii)	Any other persons that are designated on a list that shall have been approved by the Board of Directors before the emergency, such persons to be taken in such order of priority and subject to such conditions as may be provided in the resolution approving the list.

(c)	The Board of Directors, during as well as before any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the Bank shall for any reason be rendered incapable of discharging their duties.

(d)	The Board of Directors, during as well as before any such emergency, may, effective in the emergency, change the principal office, or designate several alternative offices, or authorize the officers to do so. No officer, Director or employee acting in accordance with these Emergency By-Laws shall be liable except for willful misconduct. These Emergency By-Laws shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, except that no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action or inaction prior to the time of such repeal or change. Any such amendment of these Emergency By-Laws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

18